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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  March 19, 2001
                                                      ---------------


                           Aastrom Biosciences, Inc.
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              (Exact name of registrant as specified in charter)


        Michigan                  0-22025            94-3096597
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(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)          File Number)     Identification No.)

     24 Frank Lloyd Wright Drive,  P.O. Box 376, Ann Arbor Michigan    48106
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     (Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code       (734) 930-5555
                                                          ----------------------


                               Not Applicable
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                  (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits.


                 Exhibit
                   No.                    Description
                   ---                    -----------
                    99            Slides used in presentations


Item 9.  Regulation FD Disclosure.

Attached hereto as Exhibit 99, which is incorporated herein by reference, is a copy of certain slides used by the Company in making presentations to analysts and shareholders. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Aastrom Biosciences, Inc.



Date: March 20, 2001               By:  /s/ Todd E. Simpson
                                        ------------------------------
                                        Vice President, Finance & Administration
                                        and Chief Financial Officer (Principal
                                        Financial and Accounting Officer)
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                                 EXHIBIT INDEX
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               Exhibit
                 No.                      Description
                 ---                      -----------
                  99             Slides used in presentations